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EXHIBIT 32.1
                                  CERTIFICATION

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of Title 18, United States Code), the undersigned officers of Sancon Resources Recovery, Inc., a Nevada corporation (the "Company"), do hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarter ended June 30, 2009 as filed with the Securities and Exchange Commission (the "10-Q Report") that:

         (1)      the 10-Q Report fully complies with the requirements of
                  Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                            Sancon Resources Recovery, Inc.


Date:   August 14, 2009
                                                          By: /s/ Jack Chen
                                                              -------------
                                                                  Jack Chen
                                                    Chief Executive Officer

Date:   August 14, 2009
                                                       By: /s/ Maggie Zhang
                                                           ----------------
                                                               Maggie Zhang
                                             Acting Chief Financial Officer